ACCORD AND SATISFACTION AGREEMENT

Dated as of May 13, 2010,

between

NEXCEN HOLDING CORPORATION,

THE SUBSIDIARY BORROWERS PARTY HERETO,

THE MANAGERS PARTY HERETO,

NEXCEN BRANDS, INC.

BTMU CAPITAL CORPORATION,
as Agent,

and

the NOTEHOLDERS (defined herein)

ACCORD AND SATISFACTION AGREEMENT

THIS ACCORD AND SATISFACTION AGREEMENT, dated as of May 13, 2010 (as it may be amended or modified from time to time, this "**Agreement**"), is entered into by and between NEXCEN HOLDING CORPORATION, a Delaware corporation (the "**Issuer**"), each of the Subsidiary Borrowers set forth on the signature pages below (each, a "**Co-Issuer**" and collectively, the "**Co-Issuers**"), each of the Managers set forth on the signature pages below, NEXCEN BRANDS, INC., a Delaware corporation (collectively, the "**NexCen Entities**" and each individually, a "**NexCen Entity**"), BTMU CAPITAL CORPORATION, a Delaware corporation, as Agent (together with its successors and assigns, "**Agent**") for the Noteholders (as defined in the Security Agreement) (defined herein), and the Noteholders (the Noteholders, collectively with the Agent, the "**Noteholder Parties**" and each individually, a "**Noteholder Party**").

RECITALS:

A. Agent, the Noteholders and the NexCen Entities are parties to that certain Amended and Restated Note Funding Agreement, dated as of August 15, 2008 (as the same has been and may be further amended, modified, supplemented or restated from time to time, collectively, the "**Note Funding Agreement**"), pursuant to which loans in the aggregate original principal amount of $175,660,114.01 (the "**Loans**") were made to the Issuer and the Co-Issuers.

B. The Loans are evidenced by certain Amended and Restated Notes (as the same have been and may be further amended, modified, supplemented or restated from time to time, collectively, the "**Notes**") in the original principal face amount set forth on **Schedule I** hereto and secured by that certain Amended and Restated Security Agreement, dated as of August 15, 2008, as amended by that certain First Amendment to Security Agreement, dated as of September 11, 2008, that certain Second Amendment to Security Agreement, dated as of December 24, 2008, that certain Omnibus Amendment, dated as of January 27, 2009, that certain Waiver and Omnibus Amendment, dated as of July 15, 2009, that certain Omnibus Amendment, dated as of August 6, 2009, that certain Waiver and Sixth Amendment to Security Agreement, dated as of January 14, 2010, that certain Waiver and Seventh Amendment to Security Agreement, dated as of February 10, 2010, that certain Waiver and Eighth Amendment to Security Agreement, dated as of March 12, 2010, that certain Ninth Amendment to Security Agreement, dated as of March 30, 2010, that certain Waiver and Tenth Amendment to Security Agreement, dated as of April 20, 2010, and that certain Waiver and Omnibus Amendment (the "**Omnibus Amendment**") dated as of the date hereof (and attached in its original form as **Exhibit A** hereto) and entered into concurrently herewith (as the same has been and may be further amended, modified, supplemented or restated from time to time, collectively, the "**Security Agreement**" and together with the Note Funding Agreement, the Notes and all other documents evidencing, securing or otherwise related to the Loans or the Security Agreement, the "**Transaction Documents**").

C. Pursuant to the Transaction Documents, Agent procured the issuance of a letter of credit, No. S015717 (with an issue date of May 20, 2009), in the amount of $1,600,000 for the benefit of JP Morgan (the "**Letter of Credit**").

D. Based on Agent's books and records, $136,374,096 in aggregate principal and accrued and unpaid interest (excluding the face amount of the Letter of Credit) was owing by the NexCen Entities under the Transaction Documents as of April 30, 2010 (the "**April 30, 2010 Balance**").

E. The parties have discussed, simultaneously with the consummation of the sale (the "**Sale**"), pursuant to that certain Acquisition Agreement, dated as of May 13, 2010 (the "**Sale Agreement**"), by and between NexCen Brands, Inc. and Global Franchise Group, LLC (the "**Purchaser**"), of the Acquired NC Assets (as defined in the Sale Agreement) (the "**Sale Assets**"), the resolution of liability of the NexCen Entities under the Transaction Documents through a possible discounted cash payment and related consideration, and Agent and the Noteholders are prepared to accept such a resolution, but only upon and subject to the terms and conditions set forth herein, including the payment to Agent of the Cash Consideration (as such term is defined herein), the payment to Agent of all outstanding Agent's Professionals and Consultants Fees invoiced as of the Effective Date (as such term is defined herein), and the return of the original of the Letter of Credit, undrawn, to Agent on or before the Effectiveness Deadline (as such term is defined herein), time being of the essence.

NOW THEREFORE, the parties hereto agree, subject to the satisfaction of the conditions precedent set forth in **Section 8** hereof (except with respect to **Sections 4, 6, 9** and **11** hereof), as follows:

SECTION 1. <u>INCORPORATION OF RECITALS; DEFINITIONS</u>.

SECTION 1.1 <u>Incorporation of Recitals</u>. The Recitals are incorporated herein and made a part hereof of this Agreement.

SECTION 1.2 <u>Definitions</u>. All capitalized terms used in this Agreement shall have the meanings set forth in (or by reference in) the Security Agreement, unless otherwise defined herein or the context otherwise requires. This Agreement shall be interpreted in accordance with **Section 11.14** hereof. The following terms when used herein shall have the following meanings:

"Agent" is defined in the preamble.

"Agreement" is defined in the preamble.

"April 30, 2010 Balance" is defined in the Recitals.

"Authorized Officer" means, relative to each NexCen Entity, those of its officers whose signatures and incumbency shall have been certified to Agent pursuant to **Section 8.4** hereof.

"Avoided Transfer" is defined in **Section 10** hereof.

"Cash Consideration" is defined in **Section 2.1** hereof.

"Claims" shall mean, with respect to any Person, any and all claims, counterclaims, actions, causes of action (including any relating in any manner to any existing litigation or investigation), suits, obligations, controversies, debts, liens, contracts, agreements, covenants, promises, liabilities, defenses (including any asserted in any counterclaim or other pleading), damages, losses, demands, penalties, threats, compensation, losses, costs, judgments, orders, interest, cost or expense (including attorneys' fees and expenses) of any kind, type, nature, character or description whatsoever, including whether in law, equity or otherwise, whether now known or unknown, whether in contract, in tort or otherwise, whether choate or inchoate, whether contingent or vested, whether liquidated or unliquidated, whether fixed or unfixed, whether matured or unmatured, whether suspected or unsuspected and whether or not latent, concealed, sealed or hidden, of any such Person or which may be asserted by any such Person, through any such Person or otherwise on any such Person's behalf (including those which may be asserted by any Derivative/Successor Person of such Person or on any derivative basis or may be created or imputed by any Governmental Authority or any other Person).

"Closing" is defined in **Section** 7 hereof.

"Co-Issuers" and **"Co-Issuer"** are defined in the preamble.

"Consideration" is defined in **Section 2.1** hereof.

"Derivative/Successor Person" shall mean, with respect to any Person, any other Person (including any former, current or future employee, officer, agent, attorney, accountant, consultant, board member, shareholder, parent, subsidiary, partnerships, joint venture, other affiliate, spouse, relative, heir, beneficiary, legal representative, or creditor) and any of the foregoing's respective successors or assigns who has asserted, may assert or has attempted or may attempt to assert any Claims by or otherwise belonging to any such Person, through any such Person or otherwise on behalf of any such Person (including on any derivative basis). For avoidance of doubt, and by way of example, in connection with **Section 4** hereof, the initial reference to "Person" and the subsequent reference to "such Person" in this definition would be, in each case, to such NexCen Entity.

"Effective Date" is defined in **Section** 7 hereof.

"Effectiveness Deadline" is defined in **Section 2.1** hereof.

"Indemnified Amounts" is defined in **Section 11.12** hereof.

"Issuer" is defined in the preamble.

"Letter of Credit" is defined in the Recitals.

"Loans" is defined in the Recitals.

"NexCen Entities" and **"NexCen Entity"** are defined in the preamble.

"NexCen-Related Claims" is defined in **Section 4** hereof.

"**Notes**" is defined in the Recitals.

"**Note Funding Agreement**" is defined in the Recitals.

"**Noteholder Parties**" and "**Noteholder Party**" are defined in the preamble.

"**Noteholder Released Party**" shall mean each Noteholder Party, any counterparty under a Hedge Agreement, any issuer of a Letter of Credit, each Indemnified Party, or any Person who at any time was a Noteholder Party, a counterparty under a Hedge Agreement, any issuer of a Letter of Credit, or an Indemnified Party, and each of any of the foregoing's respective former, current and future subsidiaries, parents, partnerships, joint ventures, other affiliates, officers, directors, employees, attorneys, accountants, consultants, board members, shareholders, parents, spouses, relatives, representatives, agents, heirs, executors, administrators, predecessors and any of the foregoing's respective successors and assigns and such parties collectively, the "**Noteholder Released Parties**."

"**Noteholders**" is defined in the preamble.

"**Omnibus Amendment**" is defined in the Recitals.

"**Person**" means any individual, corporation partnership, limited liability company, joint venture, joint-stock company, trust (including beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof (including any Governmental Authority) or other entity, whether acting in an individual, fiduciary, or other capacity.

"**Purchaser**" is defined in the Recitals.

"**Regulatory-Directed Note Transfer**" is defined in **Section 6.2** hereof.

"**Sale**" is defined in the Recitals.

"**Sale Assets**" is defined in the Recitals.

"**Sale Assets Subject Parties**" means the Purchaser, Levine Leichtman Capital Partners IV, L.P. (including its parallel investments funds), Levine Leichtman Capital Partners, Inc., any Acquired Company (as defined in the Sale Agreement) and each of any of the foregoing's, officers, directors, employees, attorneys, accountants, consultants, board members, shareholders, members, managers, general partners, limited partners, parents, spouses, relatives, representatives, agents, heirs, executors, administrators, predecessors and any of the foregoing's respective successors and assigns.

"**Sale Agreement**" is defined in the Recitals.

"**Security Agreement**" is defined in the Recitals.

"**Surviving Contingent Obligations**" is defined in **Section 2.1** hereof.

"**Termination Date**" is defined in **Section 9** hereof.

"**Termination Event**" is defined in **Section 9** hereof.

"**Transaction Document Obligations**" is defined in **Section 2.1** hereof.

"**Transaction Documents**" is defined in the Recitals.

SECTION 2. AGREEMENT AS TO RESOLUTION OF THE NEXCEN ENTITIES' LIABILITY; SCOPE OF AGREEMENT

SECTION 2.1 Agreement as to Resolution of the NexCen Entities' Liability. Agent and the Noteholders agree, subject to the other provisions of this Agreement, to accept: (1) the payment in immediately available funds on the date of the consummation of the Sale of an amount equal to the sum of (a) $98,000,000, (b) the amount, if any, by which the Aggregate Consideration (as defined in the Sale Agreement) exceeds $112,500,000 (after giving effect to the Estimated Net Working Capital Adjustment, the Adjustment for Estimated Closing Date Funded Indebtedness, the Estimated Special Adjustment and the Estimated Deferred Revenue Adjustment (but excluding the Estimated Cash) (each as defined in the Sale Agreement)), and (c) the amount, if any, by which the Cash (as defined in the Sale Agreement), less the Estimated Net Working Capital Adjustment, the Estimated Special Adjustment and the Estimated Deferred Revenue Adjustment (each as defined in the Sale Agreement) (but only to the extent such adjustments results in a decline in the Aggregate Consideration (under and as defined in the Sale Agreement)), exceeds $6,000,000 (collectively, the "**Cash Consideration**"), (2) the payment of all outstanding Agent's Professionals and Consultants Fees invoiced as of the Effective Date (as such term is defined herein), (3) the return to Agent of the original of the Letter of Credit, undrawn, for cancellation, and (4) the release of liability set forth in **Section 4** hereof (clauses 1, 2, 3, and 4 collectively referred to herein as the "**Consideration**"), in complete satisfaction of each NexCen Entity's liability for the obligations owing under any and all of the Transaction Documents (the "**Transaction Document Obligations**") (except for such contingent obligations that by the terms of the Transaction Documents survive payment in full of the other amounts owing under the Transaction Documents (the "**Surviving Contingent Obligations**")), so long as this Agreement has not been terminated and otherwise becomes effective pursuant to the provisions hereof (including that the payment of the Cash Consideration and the return of the original of the Letter of Credit, undrawn, occurs) on or before 5:00 p.m. New York City time on October 1, 2010 (the "**Effectiveness Deadline**"), time being of the essence.

SECTION 2.2 Scope of Agreement. The scope of the benefits of this Agreement as to any NexCen Entity is limited solely as set forth in **Section 2.1** hereof. No other Person shall be a third party beneficiary with respect to any such benefits as to any such NexCen Entity set forth in such Section 2.1.

SECTION 3. UNDERTAKING TO PROCURE CONSIDERATION.

Each NexCen Entity agrees to use commercially reasonable efforts to obtain the Cash Consideration in full and the return of the Letter of Credit, undrawn, for cancellation on or before the Effectiveness Deadline, and each NexCen Entity agrees, upon receipt of the Cash Consideration (or the original Letter of Credit, as the case may be) to pay or deliver, as applicable, the Cash Consideration and the original Letter of Credit, undrawn, to Agent.

SECTION 4. RELEASE AND COVENANT NOT TO SUE

In consideration of the agreements and understandings in this Agreement and effective upon the occurrence of (and as of) the Effective Date or the Termination Date, whichever is earlier, each NexCen Entity, for itself and for its Derivative/Successor Persons, hereby knowingly and voluntarily, unconditionally and irrevocably, absolutely, finally and forever releases, acquits and discharges each Noteholder Released Party from any Claims resulting from, in connection with, arising out of or otherwise relating in any manner whatsoever to any of the Transaction Documents or this Agreement (other than Claims relating to a breach of this Agreement or a breach of the Omnibus Amendment by a Noteholder Released Party), or any of the transactions contemplated thereby or hereby (including the making or maintenance of any loans or other advances in connection therewith) and/or any NexCen Entity's credit, banking or other similar relationship with any Noteholder Released Party that has existed or may have existed (or could be deemed to have existed or may be deemed to exist) at any time on or prior to the Effective Date or Termination Date, as applicable, including which relates or may relate in any manner whatsoever to any facts in existence on or at any time prior to the Effective Date or Termination Date, as applicable ("**NexCen-Related Claims**").

SECTION 5. DEEMED PAYMENT OF TRANSACTION DOCUMENT OBLIGATIONS.

Upon the effectiveness of this Agreement pursuant to **Section 8** hereof (including the timely payment of the Cash Consideration, the timely payment of all outstanding Agent's Professionals and Consultants Fees invoiced as of the Effective Date (as such term is defined herein), and timely delivery of the original of the Letter of Credit, undrawn, to Agent) and, after such effectiveness, subject only to **Section 10** hereof, each NexCen Entity shall be deemed to have satisfied in full, and accordingly, to have been released from, the Transaction Document Obligations (other than the Surviving Contingent Obligations), and the Sale Assets and all other assets of each NexCen Entity subject to Liens granted under or pursuant to the Transaction Documents, including pursuant to the Security Agreement, shall be deemed to have been released from any and all Liens. Thereupon, at each NexCen Entity's sole, but joint and several, cost and expense, Agent shall promptly execute and deliver to the NexCen Entities such documents and releases provided to Agent by such NexCen Entities as are necessary to release the Noteholders Parties' security for the Notes from the lien of the Security Agreement and the other Transaction Documents, including UCC termination statements, and discharges of the Security Agreement and any mortgages, deeds of trust or equivalent recordings of Liens on real property of the NexCen Entities provided to Agent, and Agent shall deliver the original certificates evidencing any equity interest in any NexCen Entity and any promissory note or

other instrument (including any appropriate lost note affidavit) or security physically held by Agent as part of the Collateral. Agent shall cause all of the foregoing documents to be delivered to counsel for the NexCen Entities immediately prior to Closing to be held in escrow pursuant to an escrow agreement in form and substance acceptable to Agent in its sole and absolute discretion, pending the earlier to occur of the Closing or any Termination Event (in the case of the latter, counsel for the NexCen Entities shall promptly re-deliver all documents to Agent). The preparation and recording of such documents and releases is solely the obligation of the NexCen Entities. For avoidance of doubt, Agent and the Noteholder Parties hereby acknowledge that upon (and after) the effectiveness of this Agreement pursuant to **Section 8** hereof, each of Agent and each Noteholder Party, for itself and its respective Derivative/Successor Persons, shall be deemed, as of the Effective Date, to have hereby knowingly and voluntarily, unconditionally and irrevocably, absolutely, finally and forever disclaimed any ability to assert (and shall not be entitled to assert) any Claims, including any Claims relating to the Surviving Contingent Obligations, any Indemnified Amounts, or any Avoided Transfer, against the Sale Assets Subject Parties individually or against the Sale Assets in the possession, ownership, and control of the Sale Assets Subject Parties.

SECTION 6. REPRESENTATIONS, WARRANTIES, ACKNOWLEDGMENTS, AND UNDERTAKINGS

SECTION 6.1 NexCen Entity Representations, Warranties, Acknowledgments, and Undertakings. Each NexCen Entity hereby acknowledges and covenants to Agent and the Noteholders that the April 30, 2010 Balance (and the contingent reimbursement obligations with respect to the Letter of Credit) were fully owing as of such date and that, without limiting the generality of the foregoing or of the release set forth in **Section 4** hereof, there exists no offsets, counterclaims, or defenses to payment or performance of the Transaction Documents Obligations as of the date hereof. Each NexCen Entity further covenants to provide Agent with any amendment or other modification of the Sale Agreement, promptly upon the execution and delivery thereof. Each NexCen Entity hereby represents and warrants to Agent and the Noteholders that each of the following statements is true, accurate and complete as of the date hereof: (a) it has carefully read and fully understands all of the terms and conditions of this Agreement, (b) it has consulted with, or has had a full and fair opportunity to consult with, an attorney of its choosing regarding the terms and conditions of this Agreement, (c) it has had a full and fair opportunity to participate in the drafting of this Agreement, (d) it is freely, voluntarily, knowingly and intelligently entering into this Agreement, (e) it has not relied upon any representation, warranty or covenant of Agent, any Noteholder, or any other Noteholder Released Party not expressly set forth herein in entering into each of this Agreement and the Sale Agreement, (f) it has not assigned any NexCen-Related Claims to any other Person, (g) the officer or other agent executing and delivering each of this Agreement and the Sale Agreement on its behalf has been fully and legally authorized to do so, (h) the execution and delivery of each of this Agreement and the Sale Agreement is within such party's corporate powers, has been authorized by all necessary corporate action, has received all necessary governmental approval (if any shall be required) and does not and will not as of the date hereby contravene or conflict with any provision of law applicable to such party or of the charter or by-laws of such party or of any

agreement binding upon such party, (i) each of this Agreement and the Sale Agreement is a valid and binding agreement of such NexCen Entity, enforceable against such NexCen Entity in accordance with its terms, subject to the qualification, however, that the enforcement of the rights and remedies herein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law) and (j) no litigation (including derivative actions), arbitration proceedings or governmental proceedings are, to the actual knowledge of such party, pending or threatened against such party which would (singly or in the aggregate), if adversely determined, prohibit or declare illegal the execution, delivery or performance of this Agreement, the Sale Agreement or any material term hereof or thereof. Each NexCen Entity hereby further acknowledges and covenants to Agent and the Noteholders that (i) without limiting the limited nature of the other provisions of this Agreement (including **Section 11.5** hereof), neither Agent nor any Noteholder is undertaking (or shall be deemed to have undertaken) any obligation or duty in any manner whatsoever with respect to the treatment and/or distribution of any of the Sale (or other collateral) proceeds remaining at any NexCen Entity after the satisfaction of such entity's obligations hereunder and (ii) such NexCen Entity shall undertake to treat and/or disburse any such proceeds in accordance with its legal obligations (if any) with respect thereto.

SECTION 6.2 Noteholder Party Representations and Warranties. Each of Agent and each of the Noteholders hereby represents and warrants to each NexCen Entity as follows: (a) it has carefully read and fully understands all of the terms and conditions of this Agreement, (b) it has consulted with, or has had a full and fair opportunity to consult with, an attorney of its choosing regarding the terms and conditions of this Agreement, (c) it has had a full and fair opportunity to participate in the drafting of this Agreement, (d) it is freely, voluntarily, knowingly and intelligently entering into this Agreement, (e) it has not relied upon any representation, warranty or covenant of any NexCen Entity not expressly set forth herein or in any Transaction Document in entering into this Agreement, (f) as of the date of the execution and delivery of this Agreement, it has not assigned any amount owing under or any of its rights under any of the Transaction Documents to any other Person, (g) the officer or other agent executing and delivering this Agreement on its behalf has been fully and legally authorized to do so, (h) the execution and delivery of this Agreement is within such party's corporate powers, has been authorized by all necessary corporate action, has received all necessary governmental approval (if any shall be required) and does not and will not as of the date hereby contravene or conflict with any provision of law applicable to such party or of the charter or by-laws of such party or of any agreement binding upon such party, (i) this Agreement is a valid and binding agreement of such party, enforceable against such party in accordance with its terms, subject to the qualification, however, that the enforcement of the rights and remedies herein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), (j) no litigation (including derivative actions), arbitration proceedings or governmental proceedings are, to the actual knowledge of such party, pending or threatened against such party which would (singly or in the aggregate), if adversely determined, prohibit or declare illegal the execution, delivery or performance of this Agreement or any material term hereof, (k) the Noteholders executing this Agreement represent all of the holders of

the outstanding Notes issued by the Issuer and Co-Issuers under the Transaction Documents, and (l) the books and records of Agent reflect that, as of April 30, 2010, $136,374,096 in aggregate principal and accrued and unpaid interest was outstanding under the Notes. Each of Agent and each Noteholder hereby covenants and agrees that it will not assign, convey, sell, participate or otherwise transfer any interest in any of the Transaction Documents (including in or to any of the obligations arising under or otherwise relating to the Transaction Documents) prior to the Effectiveness Deadline except solely in the event that any regulatory or other Governmental Authority with jurisdiction over any Noteholder Party or any affiliate of any Noteholder Party directs such assignment, conveyance, sale, participation, or other transfer (any such directed transfer, a "**Regulatory-Directed Note Transfer**"); provided, however, that any Regulatory-Directed Note Transfer shall remain subject to the provisions of this Agreement (to the extent that this Agreement previously has not been terminated pursuant to its terms) , and any transferee, as a condition of the effectiveness any such Regulatory-Directed Note Transfer, shall be required to so acknowledge in writing concurrently with the effectiveness thereof.

SECTION 7. CLOSING

The closing of the transactions provided for under this Agreement (the "**Closing**") shall take place on or before the Effectiveness Deadline on the date so designated by the parties prior thereto on which the conditions to effectiveness set forth in **Section 8** hereof have been satisfied and/or waived by the parties (the date, if any, on or before the Effectiveness Deadline on which the last of the conditions set forth in **Section 8** hereof having been completed, performed or satisfied being the "**Effective Date**"). The Closing shall occur in the offices of Agent's attorneys, Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois 60606, or at any other place as the parties hereto may agree in writing. In lieu of an in-person Closing, the Closing may occur at the discretion of the parties via courier delivery of the original of the Letter of Credit, undrawn, via facsimile or e-mail transmission of the executed other documents (with originals to be subsequently delivered via courier or messenger), and the receipt by wire transfer of the Cash Consideration and Agent's Professionals and Consultants Fees by Agent in immediately available funds.

SECTION 8. CONDITIONS TO EFFECTIVENESS OF AGREEMENT

In order for this Agreement to become effective, the following conditions precedent must be completely performed or otherwise satisfied by the pertinent party, to the satisfaction of the party in whose favor the pertinent condition is, in such party's sole discretion, on or before the Effectiveness Deadline (or such earlier date as specifically set forth herein), time being of the essence:

SECTION 8.1 Agreements. Each party hereto shall have received a counterpart of this Agreement that has been duly executed by all of the parties hereto, and the NexCen Entities shall have provided Agent with a true and correct copy of the Sale Agreement as executed and delivered.

SECTION 8.2 Payment of Cash Consideration and Agent's Professionals and Consultants Fees. The Cash Consideration and Agent's Professionals and Consultants

Fees (invoiced as of the Effective Date) in immediately available funds via wire transfer instructions to be provided by Agent shall have been received by Agent.

SECTION 8.3 Return of the Letter of Credit. The original Letter of Credit, undrawn, shall have been returned to Agent for cancellation.

SECTION 8.4 Secretary's Certificate. Agent shall have received a certificate (in the form of **Exhibit B** hereto) executed by the Secretary or Assistant Secretary of each NexCen Entity and dated as of the Effective Date, certifying (1) an attached copy of duly adopted resolutions of its board of directors authorizing or certifying the execution, delivery and performance by such NexCen Entity of this Agreement and the transactions contemplated thereby and (2) that there have been no amendments, supplements or modifications to any of the articles of incorporation, by-laws or certificate of incumbency previously delivered to Agent or the accuracy and completeness of any such amendments, supplements or modifications attached thereto.

SECTION 8.5 No Injunction, Etc. No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or Governmental Authority that prohibits the execution or delivery of this Agreement or the performance of any of the terms hereof or of any agreement contemplated by this Agreement and no proceeding by any Governmental Authority or instrumentality is, to the actual knowledge of any NexCen Entity, pending or threatened, which seeks to prohibit or declare illegal the execution or delivery of this Agreement or the performance of any of the terms hereof or of any of the other agreements contemplated by this Agreement.

SECTION 8.6 Accuracy of Representations and Warranties. The representations and warranties of the NexCen Entities contained herein shall be true and correct as of Effective Date as though restated on and as of the Effective Date.

SECTION 8.7 Compliance Certificate. Agent shall have received a certificate (in the form of **Exhibit C** hereto) signed by an Authorized Officer (and dated as of the Effective Date) as to each NexCen Entity's compliance with the conditions set forth in **Sections 8.5** and **8.6** hereof, upon which Agent may (but shall not be obligated to) rely in deeming the Effective Date to have occurred.

SECTION 8.8 Legal Opinions. Agent shall have received such legal opinions substantially to the effect as described on **Schedule II** hereto (subject to customary exceptions and assumptions) and dated as of the Effective Date from outside counsel to the NexCen Entities in form and substance reasonably acceptable to Agent.

SECTION 8.9 Wire Transfer Verification. Agent shall have received a flow of funds statement with respect to the transactions contemplated herein and in the Sales Agreement at least two Business Days prior to the Effective Date. In connection with any wire transfer, the NexCen Entities shall have provided to Agent information reasonably satisfactory to Agent regarding the source of any such wire transfer, including information regarding the initiating bank, account, and account owner relating to any

such wire transfer, to enable Agent to conduct its standard internal due diligence with respect to the receipt of any such wire transfer.

SECTION 8.10 Miscellaneous. Such other documents, agreements and certificates as Agent may reasonably request.

SECTION 9. EFFECT OF FAILURE OF AGREEMENT TO BECOME EFFECTIVE

Other than the provisions of this **Section 9** and **Sections 4, 6,** and **11** hereof, none of the terms, conditions or provisions contained in this Agreement is intended to be enforceable or interpreted, or shall be construed, against any of the parties hereto unless and until all of the conditions precedent set forth in **Section 8** hereof are satisfied (or waived in writing by the parties) on or before the Effectiveness Deadline. This Agreement shall be null and void (except for the provisions of this **Section 9** and **Sections 4, 6,** and **11** hereof) upon the earlier to occur of (a) a Termination Event, or (b) 5:00 p.m. New York City time on the Effectiveness Deadline if all of the conditions precedent set forth in **Section 8** that are required to have been satisfied on or before a specific date have not been satisfied (or waived in writing by the parties) by that date (the "**Termination Date**"). If this Agreement shall be null and void pursuant to the foregoing sentence, each of the parties in all respects shall be returned to the respective positions each occupied prior to the execution of this Agreement (except for the provisions of **Sections 4, 6,** and **11** hereof), all as if this Agreement had never been executed and delivered. For purposes hereof, "**Termination Event**" shall mean (a) the Sale Agreement, as executed and delivered, provides for Aggregate Consideration (as defined in the Sale Agreement) of less than $112,500,000 (prior to any adjustment for Closing Date Funded Indebtedness, any Net Working Capital Adjustment, any Special Adjustment or any Deferred Revenue Adjustment and excluding Cash (each, as defined in the Sale Agreement) that results in a downward adjustment), (b) any NexCen Entity's failure to comply strictly with any of the provisions set forth in this Agreement, (c) the Sale Agreement is terminated (or the Sale is actually or constructively abandoned) for any reason whatsoever, (d) the economic provisions of the Sale Agreement (including Sections 1.03, 1.04 or 2.04 thereof) are modified (without written consent of Agent) from the manner in which such provisions are set forth in the version of the Sale Agreement provided by the NexCen Entities to Agent on the date hereof via e-mail transmission to Agent's counsel at approximately 3:50 a.m. EDT, or (e) any Event of Default (as defined in the Security Agreement) specified as an "Excluded Default" in Section 6(b) of the Omnibus Amendment occurs after the date hereof.

SECTION 10. EFFECT OF AVOIDANCE AND RECOVERY OF CONSIDERATION TRANSFERRED TO NOTEHOLDER UNDER THIS AGREEMENT

If any court of competent jurisdiction by a final order shall at any time determine that any payment or other transfer or assignment made pursuant to the provisions of this Agreement (or pursuant to the provisions of any agreement or instrument contemplated hereby) constitutes a fraudulent transfer, voidable preference or other avoidable transfer under applicable law, or shall otherwise avoid or nullify such payment under any other theory, and shall require, whether by order, judgment, declaration or otherwise, Agent, the Noteholders, or any other Noteholder Released Parties to pay all or any part thereof (an "**Avoided Transfer**") to any NexCen Entity or to any related trustee, receiver or custodian, then, any rule of law or equity or agreement of the

parties to the contrary notwithstanding, immediately (upon the election of Agent) and without any notice or other action by Agent or any designee thereof or any other Person, the claims of Agent , any Noteholder, or any other Noteholder Released Party against any NexCen Entity, to the extent of the sum of (a) any and all of the Avoided Transfers and (b) the difference between the April 30, 2010 Balance and the Cash Consideration plus appropriate interest on such difference at the default rate set forth in the Security Agreement through the earlier to occur of (i) the date of the commencement of such action and (ii) the date of the commencement of any bankruptcy case for any NexCen Entity, shall be deemed to have continued in existence as an unsecured claim, notwithstanding their prior receipt and application by Agent and such deemed satisfaction of such difference, and the Transaction Documents (other than with respect to any purported re-imposition of any security interest in or lien on the assets that are the subject of the Sale) shall continue to be effective or reinstated, as the case may be, as to such claims, as though such prior receipt and application by Agent and such deemed satisfaction of such difference had not occurred and been made, and Agent, each Noteholder, and each other Noteholder Released Party shall be entitled to assert all of such claims and any and all of its, rights, powers and/or remedies with respect to such amounts in any NexCen Entity bankruptcy, insolvency or other proceeding as though this Agreement had not been executed.

SECTION 11. MISCELLANEOUS

SECTION 11.1 Waivers, Amendments, Etc. The provisions of this Agreement may be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by each of the parties hereto.

SECTION 11.2 Notices. All notices and other communications provided to any party hereto under this Agreement shall be in writing or by facsimile or e-mail transmission and addressed, delivered or transmitted to such party at its address (including e-mail address) or facsimile number set forth in the applicable Transaction Document or at such other address (including e-mail address) or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile or e-mail, shall be deemed given when transmitted and the party giving such notice shall have received (including either through telephonic communication initiated by it or telephonic communication received by it) telephonic, machine or other confirmation that such notice has been received by the intended recipient.

SECTION 11.3 Cumulative Remedies. No failure to exercise, and no delay in exercising, on the part of Agent, any Noteholder, or any other Noteholder Released Parties, of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of either party herein provided are cumulative and not exclusive of any rights, powers or remedies provided by law.

SECTION 11.4 Survival of Agreements. All agreements, representations and warranties made herein shall survive the Effective Date.

SECTION 11.5 Effectiveness and Successors/No Third Party Beneficiaries. This Agreement shall, upon execution and delivery by all of the parties (and the satisfaction of the other conditions precedent set forth in **Section 8** hereof) on or before the Effectiveness Deadline, time being of the essence, become effective and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that no NexCen Entity may transfer or assign any of its rights or interest hereunder without the prior written consent of Agent. This Agreement is solely for the benefit of the parties hereto and each Noteholder Released Party, and no provision of this Agreement shall be deemed to confer upon any third parties (including any other creditors or parties in interest of any NexCen Entity) other than Noteholder Released Parties any claim, power, remedy, cause of action or other right. Without limiting the generality of the foregoing, the Sale Assets Subject Parties (other than any Acquired Company (as defined in the Sale Agreement)) are not intended to be (and shall not be deemed to be) third party beneficiaries of this Agreement, and Agent and the Noteholder Parties have not undertaken or made (but instead expressly disclaim to have undertaken or made) any duty, obligation, or covenant or any representation, warranty or covenant for the benefit or otherwise in favor of the Sale Assets Subject Parties (other than any Acquired Company (as defined in the Sale Agreement)) or any of the their respective Derivative/Successor Persons.

SECTION 11.6 Captions. Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement.

SECTION 11.7 Counterparts. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original; and all of the counterparts taken together shall be deemed to constitute one and the same agreement. Effective delivery of any such executed counterpart hereof may be by facsimile or e-mail transmission.

SECTION 11.8 Expenses. Each NexCen Entity shall be jointly and severally responsible for the payment of its own fees and expenses, as well as for the payment of all fees and expenses (including those of any Agent's Professionals and Consultants) incurred by any Noteholder Party in any way arising from, in connection with or otherwise related to the Transaction Documents and/or this Agreement and/or the transactions contemplated therein or herein. For avoidance of doubt, any of such fees and expenses of the professionals retained by Agent and for any other Noteholder Party, including attorneys' fees and expenses, not invoiced on or before the Effective Date shall constitute "Surviving Contingent Obligations" within the meaning of this Agreement.

SECTION 11.9 Governing Law. THIS AGREEMENT AND ANY OTHER WRITING EXECUTED IN CONNECTION HEREWITH SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE SATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW

OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

SECTION 11.10 Entire Agreement. This Agreement, together with the Exhibits and the other documents and writings referred to herein or delivered pursuant hereto, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby. There are no agreements, restrictions, promises, representations, warranties, covenants or undertakings, written or oral, other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated hereby. This Agreement shall constitute a Transaction Document for the purposes of the Security Agreement.

SECTION 11.11 Conflicts Among Documents. Any conflict between the provisions of this Agreement, on the one hand, and the provisions of any of the Transaction Documents, on the other hand, shall be governed by the provisions of this Agreement.

SECTION 11.12 Indemnification. Without limiting any other rights which any such Person may have hereunder or under applicable Law, each NexCen Entity agrees, jointly and severally, to indemnify and hold harmless the Agent, each Noteholder, any counterparty to a Hedge Agreement, any issuer of any Letter of Credit, and each other Indemnified Party forthwith on not less than ten (10) Business Days prior written demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys' fees and disbursements (all of the foregoing being collectively referred to as "**Indemnified Amounts**") arising out of, in connection with or otherwise relating to this Agreement, the transactions contemplated herein, or otherwise arising out of, in connection with or otherwise relating to the actions or failure to act of, or otherwise with respect to, any NexCen Entity.

SECTION 11.13 No Admission of Any Liability by Noteholder Parties or any other Noteholder Released Parties. This Agreement is being entered into by Agent and the Noteholders solely for accord and satisfaction purposes. By negotiating and entering into this Agreement, Agent and the Noteholders are not making any admission as to the existence, validity or amount of any NexCen-Related Claims, and, on the contrary, Agent and each of the Noteholders, on behalf of itself and each Noteholder Released Party, expressly are disclaiming the existence or validity of any such Claim. Nothing contained in this Agreement shall be deemed (a) to constitute any type of admission of (i) any liability on the part of any Noteholder Party or any other Noteholder Released Party or (ii) the validity of any type of defense that could be asserted by any NexCen Entity with respect to its liability under the Transaction Documents or otherwise or (b) to be otherwise prejudicial in any respect to any Noteholder Party or any other Noteholder Released Party.

SECTION 11.14 Interpretation. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean

"including, without limitation" or "include, without limitation," respectively. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of the this Agreement or any other agreement contemplated by this Agreement (as the case may be). Reference herein to any agreement, including the Sale Agreement, for the purpose of the incorporation of any definition shall be to such agreement in effect as of the date hereof; otherwise, reference to any agreement (including this Agreement) or other writing means such agreement or other writing as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Bolded references to Sections or Exhibits shall refer to those portions of this Agreement. The use of the terms "hereunder", "hereof", "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or clause of or Exhibit or Schedule to this Agreement. All terms defined in this Agreement shall have the above-defined meanings when used in any certificate, report or other document made or delivered pursuant to this Agreement, unless the context therein shall clearly otherwise require. In the computation of periods of time in this Agreement from a specified date to a later specified date, the words "to" means "to, but not through". This Agreement and the other documents relating to this Agreement are the result of negotiations among and have been reviewed by counsel to the undersigned, and are the products of all parties. Accordingly, they shall not be construed against (or in favor of) any party or other Person merely because of the extent of such Person's involvement (or non-involvement, as the case may be) in their preparation. Without limiting the generality of the preceding two sentences, and in the event that an ambiguity or question of intent or interpretation arises or is claimed to have arisen or to otherwise exist, this Agreement shall be construed as if drafted jointly, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the purported authorship of any of the provisions of this Agreement.

SECTION 11.15 **Waiver of Right to Jury Trial**. **EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY RESPECT OF ANY LITIGATION, SUIT, ACTION OR OTHER PROCEEDING (INCLUDING WITH RESPECT TO ANY COUNTERCLAIM OR DEFENSE) BROUGHT AGAINST ANY PARTY IN ANY MANNER WHATSOEVER RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED BY OR OTHERWISE EXECUTED IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND THE NOTEHOLDERS ENTERING INTO THIS AGREEMENT.**

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NEXCEN HOLDING CORPORATION

By: ____________________
Name: Sue Nam
Title: Secretary

NEXCEN BRANDS, INC.

By: ____________________
Name: Sue Nam
Title: General Counsel, Secretary

1510400 06154591

ATHLETE'S FOOT BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: NexCen Holding Corporation
Its: Managing Member

By: ______________________
Name: Sue Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

WV IP HOLDINGS, LLC

By: ____________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By: ____________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISING, LLC

By: ____________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ____________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISING, LLC

By: ____________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC MANUFACTURING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

SHBX IP HOLDINGS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRAND MANAGEMENTS, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By: ______________________________

Name: Sue Nam

Title: Secretary

EXHIBIT A

ORIGINAL FORM OF OMNIBUS AMENDMENT

WAIVER AND OMNIBUS AMENDMENT

(ELEVENTH AMENDMENT TO SECURITY AGREEMENT AND AMENDMENT TO GAC MANUFACTURING SECURITY AGREEMENT SUPPLEMENT)

THIS WAIVER AND OMNIBUS AMENDMENT, dated as of May 13, 2010 (this "Waiver and Amendment") is to (i) the Amended and Restated Security Agreement dated as of August 15, 2008 (as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, the "Security Agreement"), by and among NexCen Holding Corporation, a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent"), and (ii) the Amended and Restated Security Agreement Supplement (GAC Manufacturing), dated as of August 15, 2008, by and among the parties hereto (as the same has been amended and restated, modified or otherwise supplemented from time to time, the "GAC Manufacturing Security Agreement Supplement").

RECITALS

WHEREAS, the parties hereto desire to grant a limited waiver of certain potential defaults, Defaults and Events of Default solely to the extent set forth herein and the parties hereto desire to amend each of the Security Agreement and the GAC Manufacturing Security Agreement Supplement as applicable and as set forth herein; and

WHEREAS, the parties wish to allow for the withdrawal of funds for the establishment of an account to secure certain obligations NexCen Brands has made to the Purchaser (as defined in the Sale Agreement) all as more fully described herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Defined Terms.

Capitalized terms used but not defined or modified in this Waiver and Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Annex A to the Security Agreement (including as amended by this Waiver and Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

Section 2 Amendments to the Security Agreement.

The Security Agreement is hereby amended as follows:

(a) Subject to ***Section 4*** hereof, Section 3.10 of the Security Agreement shall be amended by (i) replacing the text "May 31, 2010" where it appears therein with the text "the earlier of (x) October 1, 2010 and (y) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement" and (ii) replacing the text "May 31, 2025" where it appears therein with the text "October 1, 2025".

(b) Subject to ***Section 4*** hereof, Section 14.1(c) of the Security Agreement shall be amended and restated in its entirety as follows:

"(c) On any Interim Senior Manager Fee Reimbursement Date, so long as no Default, Event of Default, Manager Termination Event, Termination Event (as defined in the Accord and Satisfaction Agreement) or the Termination Date (as defined in the Accord and Satisfaction Agreement) has occurred or will occur as a result of the release of funds pursuant to this Section 14.1(c) and so long as an Interim Senior Management Fee Reimbursement Event has occurred and is continuing on such date, Wilmington Trust Company shall at the request of the Issuer withdraw funds from the Issuer Collection Account and pay to the Manager an Interim Senior Manager Fee Reimbursement in an amount equal to the lowest of (i) the amount of cash in the Issuer Collection Account, (ii) the earned and unpaid Senior Manager Fee for the related Collection Period, and (iii) the amount so requested by the Issuer; provided, however, the maximum amount of any payment of the Senior Manager Fee pursuant to Section 14.1(a)(ii) or Section 14.1(e)(ii) permitted to be paid on any Payment Date shall be reduced in the amount of all Interim Senior Manager Fee Reimbursements made pursuant to this Section 14.1(c) for the related Collection Period through such Payment Date. Promptly upon any payment by Wilmington Trust Company pursuant to this Section 14.1(c), the Issuer shall provide written confirmation thereof to the Agent, in such reasonable detail as the Agent may request."

(c) Subject to ***Section 4*** hereof, the following definitions shall be added to Appendix A in the appropriate alphabetical order:

"Accord and Satisfaction Agreement": Shall mean that certain Accord and Satisfaction Agreement, dated as of May 13, 2010, by and between the Issuer, the Co-Issuers, the Managers, NexCen Brands, the Agent and the Noteholder.

"Interim Senior Manager Fee Reimbursement": Shall mean a release of funds from the Issuer Collection Account to the Manager, pursuant to and in accordance with the provisions of Section 14.1(c) of the Security Agreement, in the maximum amount of the earned and unpaid Senior Manager Fee for the related Collection Period, to be used solely to make payments (or to be held as working capital for the future making of payments) of Operating Expenses of the Manager.

"Interim Senior Manager Fee Reimbursement Date": With respect to May, June, July, August or September of calendar year 2010, shall occur on any Business Day of any such month occurring prior to the Payment Date in such calendar month; provided, however, there shall be no more than two (2) Interim Senior Manager Fee Reimbursement Dates in any such month.

"Interim Senior Manager Fee Reimbursement Event": Shall occur with respect to any Interim Senior Manager Fee Reimbursement Date only if, on such Interim Senior Manager Fee Reimbursement Date (and without the occurrence of any intervening Payment Date or Interim Senior Manager Fee Reimbursement Event), the Unrestricted Cash Balance is less that $500,000."

"Sale Agreement": Shall mean that certain Acquisition Agreement, dated as of May 13, 2010, by and among NexCen Brands and Global Franchise Group, LLC.

(d) The definition of "Letter of Credit" shall be amended and restated in its entirety to read as follows:

"Letter of Credit": Shall mean that certain letter of credit issued by The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, No. S015717 (with an issue date of May 20, 2009), in the amount of $1,600,000 for the benefit of JPMorgan Chase Bank, N.A.

Section 3 Amendment to GAC Manufacturing Security Agreement Supplement.

Subject to ***Section 4*** hereof, the GAC Manufacturing Security Agreement Supplement is hereby amended be amending and restating Section 3.1.1(c) thereof in its entirety to read as follows:

"(c) Monies in the GAC Manufacturing Co-Issuer Collection Account may be withdrawn up to three (3) times each calendar month, as directed by its Manager, to make deposits to the GAC Manufacturing Operating Account to the extent necessary to reimburse such account in an amount equal to Cost of Goods incurred up to such point in such month, and not previously reimbursed in such month.

Section 4 Effectiveness of Amendments.

Each of the parties hereto acknowledges and agrees that the amendments set forth in ***Sections 2(a), 2(b), 2(c)*** and ***3*** hereof shall no longer be effective and shall be revoked upon the earlier to occur of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement).

Section 5 Purchaser Expenses Account.

(a) Notwithstanding anything to the contrary herein or in any other Transaction Document, but subject to ***clause (b)*** below and the other terms and

conditions of this ***Section 5***, on or after the date hereof the Manager shall be permitted to withdraw from any Co-Issuer Collection Account a total of five-hundred thousand Dollars ($500,000) and deposit such amount in a cash collateral account (such account, the "Purchaser Expenses Account") established and maintained with an Eligible Financial Institution, which account shall be in the name of NexCen Brands, and be subject to a deposit account control agreement in favor of, and providing a first priority perfected security interest in such Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof to, the Purchaser (under and as defined in the Sale Agreement) and which deposit account control agreement provides that no funds shall be withdrawn from such account except on the direction of the Purchaser in accordance with Section 5.15 of the Sale Agreement to pay Purchaser Expenses (as defined in the Sale Agreement); provided, however, for the avoidance of doubt, amounts withdrawn pursuant to this ***clause (a)*** shall not also be reimbursable to the Manager as Operating Expenses.

(b) Prior to any withdrawal and deposit described in ***clause (a)*** above, (i) NexCen Brands shall cause the Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof, to be further subject to, and NexCen Brands hereby grants to the Agent as secured party on behalf of the Holders of the NexCen Holding Notes, a second priority perfected security interest therein, and (ii) the Purchaser and the Agent shall have agreed to intercreditor and subordination provisions with respect to Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof which are reasonably satisfactory to each of them. The Agent agrees to promptly review any intercreditor and subordination agreement related to the Purchaser Expenses Account provided to it by NexCen Brands and to use commercially reasonable efforts to enter into any such agreement promptly after the date of this Waiver and Amendment and to take such other actions, if any, reasonably requested by NexCen Brands that are necessary to allow for the withdrawal of funds as described in ***clause (a)*** above.

(c) The Agent waives any Event of Default arising on or after the date hereof to the extent caused by the establishment of the Purchaser Expenses Account in accordance herewith, including any lien created therein.

(d) Subject to ***clause (e)*** below, monies in the Purchaser Expenses Account shall be withdrawn, and shall only be withdrawn, pursuant to and in accordance with Section 5.15 of the Sale Agreement, solely to pay Purchaser Expenses (as defined in the Sale Agreement) owing and then payable to the Purchaser pursuant to Section 7.02(c) of the Sale Agreement. Promptly upon the withdrawal of any funds from the Purchaser Expenses Account pursuant to this ***clause (d)***, NexCen Brands shall provide written notice thereof to the Agent.

(e) At such time as the earliest to occur of (i) payment by NexCen Brands of all amounts due and owing pursuant to Section 7.02 of the Sale Agreement, (ii) the Closing (under and as defined in the Sale Agreement), and (iii) to the extent of any amounts on deposit in the Purchaser Expenses Account not payable as described in ***clause (d)*** above, the earlier of (A) October 1, 2010 and (B) the occurrence of a

Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement, NexCen Brands shall remit all funds then remaining in the Purchaser Expenses Account to Issuer Collection Account.

Section 6 Waiver and Forbearance.

(a) Subject to the terms and conditions hereof, the Issuer, each Co-Issuer, each Manager and NexCen Brands hereby request, and the Agent and the Noteholder hereby agree, as of the date hereof, to waive the occurrence of any Manager Termination Event, Default or Event of Default arising on or after the date hereof solely to the extent directly caused by the occurrence of the events, breaches or potential breaches set forth on Exhibit A hereto (collectively, the "Potential Defaults") through the earlier to occur of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement). This Waiver and Amendment shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a waiver or abandonment of (i) any other event, Manager Termination Event, Default or Event of Default (whether presently or subsequently existing or arising), or (ii) any rights, powers and/or remedies presently or subsequently available to the Agent or the Noteholder against any NexCen Entity (including any of its property) and/or any other Person or entity (including any of such Person's or entity's property) under any of the Transaction Documents, applicable law or otherwise, relating to any matter other than solely with respect to the Potential Defaults to the extent described herein, each of which rights, powers or remedies is hereby specifically and expressly reserved.

(b) Notwithstanding anything to the contrary herein or in any other Transaction Document, other than the limited waivers of the Potential Defaults as described in ***clause (a)*** above which are not effected by this ***clause (b)***, the Agent and the Noteholders agree that, from the date hereof through the earlier of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement, the Agent and the Noteholders shall forbear from exercising any of their rights, powers and remedies against any NexCen Entity or any of their respective property, including, foreclosure on any Collateral, arising as a result of the occurrence of any Default or Event of Default other than any Default or Event of Default described in Sections 6.1(1), (2), (3), (4) (solely with respect to delivery of the Manager Report and the weekly reporting required pursuant to Section 12.10(q)(i) of the Security Agreement), (5) (solely with respect to any breach or violation of Section 12.4 or Articles IX, XIII or XIV of the Security Agreement), (8), (9), (10), (11), (18) (solely with respect to any Manager Termination Event arising under Sections 7.1(a), (b) (solely with respect to any breach or violation of Sections 6.1(g), (i), (k) or (q) of any Management Agreement), (d), (e) or (g) of any Management Agreement), (20), (21), (22) (other than with respect to the Disposition of any Asset or any equity otherwise permitted by the terms of the Security Agreement), (27) or (30) of the Security Agreement (collectively, the "Excluded Defaults"); provided, however, the Agent and the Noteholders shall also forbear from exercising any of their rights, powers and remedies against any NexCen Entity or their respective property, including, foreclosure on any Collateral, for the period described

above, arising as a result of the occurrence of any Default or Event of Default described in Sections 6.1(2), (5) (solely with respect to Section 12.4 of the Security Agreement), (8), (9), (20) or (27) of the Security Agreement solely to the extent that, and for so long as, the occurrence or existence of any such Default or Event of Default, individually or in the aggregate, does not materially and adversely effect the value, validity or enforceability of the Collateral or the Agent's rights or interests therein or otherwise in or under an Transaction Document as determined by the Agent. Consistent with the foregoing, nothing contained herein is intended or shall be deemed to constitute an acknowledgement, representation, warranty, covenant or other agreement on the part of the Agent or any Noteholder that is has agreed or it will agree (or has deemed to agree or will be deemed to agree) (i) to any forbearance relating to any of the Excluded Defaults, (ii) to any forbearance beyond the earlier of (x) October 1, 2010 and (y) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement or (iii) that any such forbearance shall constitute (or be deemed to constitute) a waiver of any Default or Event of Default.

Section 7 Representations and Warranties.

The Issuer, each Co-Issuer, each Manager and NexCen Brands each represent that as of the date hereof, after giving effect to this Waiver and Amendment (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct and (except to the extent such representations and warranties expressly relate to an earlier date) (ii) no Default, Event of Default or Manager Termination Event has occurred or will occur as a result of the transactions or other matters described in this Waiver and Amendment.

Section 8 Agreement of Agent.

The Agent hereby agrees that it will use commercially reasonable efforts to have The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as issuer, renew the Letter of Credit, which is due to expire on May 31, 2010, through the earliest of (i) October 1, 2010, (ii) the Closing (as defined in the Sale Agreement) and (iii) the occurrence of any Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement.

Section 9 Condition to Effectiveness.

This Waiver and Amendment shall become effective on the date that the Agent shall have received this Waiver and Amendment duly executed by the each of the parties hereto.

Section 10 References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Waiver and Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Waiver and Amendment in accordance with its terms, all references to the Security Agreement in the Security

Agreement and each Transaction Document shall be deemed to refer to the Security Agreement or such other Transaction Document as amended hereby.

Section 11 Counterparts.

This Waiver and Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 12 Governing Law.

THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 13 Severability of Provisions.

Any provisions of this Waiver and Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 14 Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Waiver and Amendment shall not effect a novation of the obligations of the parties to the Documents, but instead shall be merely an amendment of the terms governing such obligations.

Section 15 Successors and Assigns.

This Waiver and Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither NexCen Brands, the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Waiver and Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

IN WITNESS WHEREOF, the parties below have caused this Waiver and Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent

By: ____________________________
Name:
Title:

BTMU CAPITAL CORPORATION, as Noteholder

By: ____________________________
Name:
Title:

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRANDS, INC.

By: ______________________________
Name: Sue Nam
Title: General Counsel, Secretary

ATHLETE'S FOOT BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ______________________________
Name: Sue Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

WV IP HOLDINGS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISING, LLC

By: ______________________________

Name: Sue Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ______________________________

Name: Sue Nam
Title: Secretary

PM FRANCHISING, LLC

By: ______________________________

Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________________

Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: ______________________________

Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC MANUFACTURING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

SHBX IP HOLDINGS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By: ______________________________
Name: Sue Nam
Title: Secretary

EXHIBIT A

Potential Defaults

1. the occurrence of any Manager Termination Event described in Section 7.1(m) of each Manager Agreement;

2. the occurrence of any Event of Default described in Sections 6.1(23) or 6.1(24) of the Security Agreement (as reported on any Manager Report);

3. the occurrence of any Default or Event of Default described in Sections 11.6, 11.7, 12.4(a)(v), 12.4(a)(xiv), 12.4(b)(v), 12.4(b)(xiv), 12.4(b)(xv), 12.9(j) or 12.10(j) of the Security Agreement or Section 6.1(l) of each Manager Agreement solely to the extent directly caused by the execution and delivery by any NexCen Entity of the Sale Agreement or the consummation by any NexCen of the transactions contemplated thereby;

4. as required by Section 12.5(b) of the Security Agreement, within sixty (60) days of the end of each calendar year, delivery to the Agent of the Valuation Report;

5. as required by Section 12.10(q)(iv) of the Security Agreement, on the first occurring Reporting Date following the end of the calendar quarter ending June 30, 2010, delivery to the Agent of the Asset Income Report in substantially the form attached to the Security Agreement as Exhibit L for each Co-Issuer on a quarterly and year-to-date basis; and

6. any Manager Termination Event, Default or Event of Default solely to the extent directly caused by the occurrence of the Potential Defaults set forth in clauses (1) through (5) above.

EXHIBIT B

FORM OF SECRETARY'S CERTIFICATE

_________, 2010

The undersigned Secretary of [ ] (the "Company") hereby certifies that:

1. I am a duly elected, qualified and acting Secretary of the Company and am familiar with the facts herein certified and am duly authorized to certify the same on behalf of the Company.

2. Attached hereto as Exhibit A is a true and correct copy of the resolutions adopted by the [Board of Directors] of the Company (the "Resolutions"), authorizing the Company to execute, deliver and perform the Accord and Satisfaction Agreement (the "Agreement"), dated as of the date hereof, by and between the Company, BTMU Capital Corporation ("Agent"). the Noteholders (as defined in the Agreement) and the other parties thereto. The Resolutions are in full force and effect on the date hereof, have not been amended and constitute the only resolutions adopted by the Board of Directors with respect to the transactions contemplated by the Agreement.

3. [There have been no amendments, supplements or modifications to any of the [Articles of Incorporation, By-Laws] [Certificate of Formation, Limited Liability Company Agreement] or certificate of incumbency previously delivered to Agent in connection with the Transaction Documents to which the Company is a party, and such [Articles of Incorporation and Bylaws][Certificate of Formation and Limited Liability Company Agreement] has not been further amended and remains in full force and effect as of the date hereof. I know of no plan or proceeding for the dissolution or liquidation of the Company or threatening its existence.[1]

4. [Attached hereto as Exhibit B is a true and correct copy of the [Articles of Incorporation] [Certificate of Formation(and any amendments thereto) of the Company, duly certified by the Secretary of State of [___] [Certificate of Formation], as in effect on the date hereof and such [Articles of Incorporation][Certificate of Formation] has not been amended and remains in full force and effect as of the date hereof. I know of no plan or proceeding for the dissolution or liquidation of the Company or threatening its existence.]

5. [Attached hereto as Exhibit C is a true and correct copy of the [By-Laws] [Limited Liability Company Agreement] of the Company in effect on the date hereof and such [Bylaws][Limited Liability Company Agreement] has not been amended and remains in full force and effect as of the date hereof. I know of no plan or proceeding for the dissolution or liquidation of the Company or threatening its existence.]

---

[1] Select either paragraph 3 or paragraphs 4, 5 and 6, as appropriate.

6. [Each of the persons listed below has been duly elected or appointed, is duly qualified, and on the date hereof is an officer of the Company holding the office set forth opposite his or her name; such persons are authorized to execute and deliver the documents referenced in the Resolutions and any other documents and instruments as are necessary to effectuate the transactions contemplated thereby, and the signature set opposite each such person's name is a true and correct specimen or original of his or her signature.]

NAME	SIGNATURE	TITLE
	______________________	
	______________________	

7. Attached hereto as [Exhibit B][Exhibit D] is a copy of the Certificate of the Secretary of the State of Delaware, certifying as to the Company's good standing, which certificate has not been modified or rescinded, and is in full force and effect as of the date hereof.

IN WITNESS WHEREOF, I have set my hand as of the date first set forth above.

By:________________________________
Name:
Title:

I, [   ], [   ], do hereby certify that [   ] is the duly elected [or appointed] Secretary of the Company and the signature shown above is his/her true and correct signature.

IN WITNESS WHEREOF, I have hereunto set my hand in my official capacity as of this ___ day of [_____], 2010.

By: ________________________________
Name:
Title:

EXHIBIT C – FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

_______ __, 2010 **[TO BE DATED AS OF THE EFFECTIVE DATE]**

To: BTMU Capital Corporation

Attention: [General Counsel]

Ladies and Gentlemen:

Reference is made to that certain Accord and Satisfaction Agreement, dated as of [ ], 2010, between BTMU Capital Corporation ("**Agent**"), NexCen Holding Corporation, a Delaware corporation (the "**Issuer**"), each of the Subsidiary Borrowers set forth on the signature pages thereto (each, a "**Co-Issuer**" and collectively, the "**Co-Issuers**"), each of the Managers set forth on the signature pages thereto, NexCen Brands, Inc. (collectively, the "**NexCen Entities**" and each individually, a "**NexCen Entity**") and the Noteholders (as defined in the Agreement) (as it may be amended, supplemented, restated or otherwise modified from time to time, the "**Agreement**"). Terms used but not otherwise defined herein are used herein as defined in the Agreement.

This Certificate is delivered pursuant to **Section 8.7** of the Agreement.

Each of the NexCen Entities hereby certifies, represents and warrants, as of the date hereof: (i) the representations, warranties, and acknowledgements of such party contained in the Agreement are true and correct as of the date hereof as though stated on and as of the date hereof and (ii) no order, statute, rule, regulation, execution order, injunction, stay, decree or restraining order has been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority that prohibits the execution, delivery or performance of the Agreement or of any other agreement contemplated by the Agreement, and no proceeding by any governmental or regulatory authority or instrumentality is, to the actual knowledge of such party, pending or threatened that seeks to prohibit or declare illegal the execution, delivery or performance of the Agreement or of any other agreement contemplated by the Agreement.

Very truly yours,

By: ________________________________

Name:

Title:

SCHEDULE I

PRINCIPAL FACE AMOUNT OF NOTES

Note	**Initial Principal Face Amount**
TAF NOTE	$20,000,000.00
PT NOTE	$ 9,300,000.00
PM NOTE	$ 6,200,000.00
MS NOTE	$11,300,000.00
MM NOTE	$ 7,000,000.00
GAC NOTE	$14,500,000.00
GAC NOTE	$18,000,000.00
BBI NOTE	$26,312,612.31
WAVERLY NOTE	$21,323,416.01
CLASS B FRANCHISE NOTE	$41,724,085.69

SCHEDULE II

Description of Required Legal Opinions

1. Each of the NexCen Entities is a corporation or a limited liability company, as the case may be, existing under the Delaware General Corporations Law, as in effect on the date hereof ("DGCL") or the Delaware Limited Liability Company Act, as in effect on the date hereof (the "DLLCA"), as applicable.

2. Each of the NexCen Entities has the corporate power or limited liability company power and authority, as the case may be, to execute and deliver each of the Accord and Satisfaction Agreement and, if a party thereto, the Sale Agreement and to perform its obligations thereunder, if any.

3. The board of directors or board of members, as applicable, of each of the NexCen Entities, as applicable, has adopted by requisite vote the resolutions necessary to, and each of the NexCen Entities has taken all other necessary action to, authorize the execution and delivery by such NexCen Entity of each of the Accord and Satisfaction Agreement and the Sale Agreement, and the performance by each such NexCen Entity of its obligations thereunder.

4. Each NexCen Entity has duly executed and delivered each of the Accord and Satisfaction Agreement and, if a party thereto, the Sale Agreement.

5. Each of the Accord and Satisfaction Agreement and the Sale Agreement is a valid and binding obligation of each of the NexCen Entities party thereto and is enforceable against each such NexCen Entity in accordance with its terms.

6. The execution and delivery by each of the NexCen Entities of either of the Accord and Satisfaction Agreement or the Sale Agreement or the performance of its obligations thereunder will not (a) violate any existing provisions of the certificate of incorporation, certificate of formation, bylaws or limited liability company agreement (as applicable) of such NexCen Entity, (b) solely with respect to the Accord and Satisfaction Agreement, constitute a violation by such NexCen Entity of any applicable provision of existing statutory law or governmental regulation applicable to such NexCen Entity and covered by this opinion letter, (c) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any order or judgment of any governmental agency or body or any court, domestic or foreign, of which we are aware, or (d) result in a breach or other violation of, or constitute a default under, any agreement listed on the Schedule I attached hereto (the "Specified Agreements") (except we express no opinion with respect to conflicts, breaches or defaults under any agreement which is not a Specified Agreement or with respect to financial covenants or tests).

7. No NexCen Entity is presently required to obtain any consent, approval, authorization or order of, or make any filings with any United States federal or State of New York court or governmental body, authority or agency in order to obtain the right (a) to execute and deliver either of the Accord and Satisfaction Agreement or the Sale Agreement, or (b) to perform its obligations under either the Accord and Satisfaction Agreement or the Sale

Agreement except for: (i) those obtained or made on or prior to the date hereof, (ii) actions or filings required in connection with the ordinary course conduct by each such person of its business and ownership or operation by each such person of its assets (as to each of which we express no opinion) and (iii) with respect to the Sale Agreement only, those set forth in the Sale Agreement that have been or will be obtainable or make prior to the Effective Date.

8. To our actual knowledge, no litigation which on the date of this letter is pending against the NexCen Entities with a court seeks to enjoin or obtain damages by reason of the NexCen Entities' execution or delivery of either of the Accord and Satisfaction Agreement or the Sale Agreement or the performance by any of the NexCen Entities of any of its agreements in either the Accord and Satisfaction Agreement or the Sale Agreement.